SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Check the appropriate box:

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

Goldman Sachs Middle Market Lending Corp.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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GOLDMAN SACHS MIDDLE MARKET LENDING CORP.

200 West Street

New York, New York 10282

September 11, 2019

Dear Stockholder:

You are cordially invited to attend the 2019 Annual Meeting (the “Meeting”) of Goldman Sachs Middle Market Lending Corp. (the “Company”) to be held on Friday, November 8, 2019, at 10:00 a.m. (Eastern Time), at the offices of Goldman Sachs Asset Management, L.P., located at 30 Hudson Street, Jersey City, New Jersey 07302. Please note that if you plan to attend the Meeting in person, photographic identification will be required for admission.

The Meeting is being held to (i) elect four directors of the Company, who will each serve until the 2020 annual meeting of stockholders and until his or her successor is duly elected and qualified, and (ii) to ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.

A formal Notice of Annual Meeting and Proxy Statement setting forth in detail the matters to come before the Meeting are attached hereto, and a proxy card is enclosed for your use. You should read the Proxy Statement carefully.

WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE MEETING, YOUR VOTE IS VERY IMPORTANT. If you do not plan to be present in person at the Meeting, you can vote by signing, dating and returning the enclosed proxy card promptly or by using the Internet or telephone voting options as described on your proxy card. If you have any questions regarding the proxy materials, please contact the Company at (312) 655-4702. Your prompt response will help reduce proxy solicitation costs—which are paid by the Company and indirectly by its stockholders—and will also mean that you can avoid receiving follow-up phone calls and mailings.

Sincerely,

Brendan McGovern

Chief Executive Officer and President

PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE OR USE THE INTERNET OR TELEPHONE VOTING OPTIONS TO CAST YOUR VOTE AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT.

GOLDMAN SACHS MIDDLE MARKET LENDING CORP.

200 West Street

New York, New York 10282

NOTICE OF ANNUAL MEETING

To Be Held On November 8, 2019

September 11, 2019

Notice is hereby given to the owners of shares of common stock (the “Stockholders”) of Goldman Sachs Middle Market Lending Corp. (the “Company”) that:

The 2019 Annual Meeting of Stockholders (the “Meeting”) will be held on Friday, November 8, 2019, at 10:00 a.m. (Eastern Time), at the offices of Goldman Sachs Asset Management, L.P., located at 30 Hudson Street, Jersey City, New Jersey 07302, for the following purposes (the “Proposals”):

1.	to elect four directors of the Company, who will each serve until the 2020 annual meeting of the stockholders and until his or her successor is duly elected and qualified; and

2.	to ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.

The matters referred to above are discussed in the Proxy Statement attached to this Notice. The Board of Directors of the Company, including each of the independent directors, unanimously recommends that you vote “FOR” each of the Proposals.

Stockholders of record at the close of business on September 9, 2019 are entitled to receive notice of, and to vote at, the Meeting and at any postponements or adjournments thereof. Each Stockholder is invited to attend the Meeting in person. Please note that if you plan to attend the Meeting in person, photographic identification will be required for admission.

Your vote is extremely important to us. If you will not attend the Meeting in person, we urge you to sign, date and promptly return the enclosed proxy card in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States. You may also vote easily and quickly by Internet or by telephone. In the event there are not sufficient votes for a quorum or to approve the Proposals at the time of the Meeting, the Meeting may be postponed or adjourned in order to permit further solicitation of proxies by the Board of Directors of the Company.

By Order of the Board of Directors

of Goldman Sachs Middle Market Lending Corp.

Caroline L. Kraus

Secretary

YOUR VOTE IS IMPORTANT

NO MATTER HOW MANY SHARES YOU OWN

To secure the largest possible representation at the Meeting, please mark your proxy card, sign it, date it, and return it in the postage-paid envelope provided (unless you are voting by Internet or by telephone). If you sign, date, and return a proxy card but give no voting instructions, your shares will be voted “FOR” all of the proposals indicated on the card. If you prefer, you may instead vote via the Internet or by telephone. To vote in this manner, you should refer to the directions below.

To vote via the Internet, please access the website found on your proxy card and follow the on-screen instructions on the website.

To vote by telephone, Stockholders within the United States should call the toll-free number found on the proxy card and follow the recorded instructions. Stockholders outside the United States should vote via the Internet or by submitting a proxy card instead.

You may revoke your proxy at any time at or before the Meeting (1) by notifying the Secretary of the Company in writing at the Company’s principal executive offices, (2) by submitting a properly executed, later-dated proxy or (3) by attending the Meeting and voting in person.

ANNUAL MEETING

OF

GOLDMAN SACHS MIDDLE MARKET LENDING CORP.

200 West Street

New York, New York 10282

PROXY STATEMENT

September 11, 2019

This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors (the “Board”) of Goldman Sachs Middle Market Lending Corp. (the “Company,” “we,” “our” and “us”) for use at the 2019 Annual Meeting of Stockholders (the “Meeting”), to be held at the offices of Goldman Sachs Asset Management, L.P., located at 30 Hudson Street, Jersey City, New Jersey 07302, on Friday, November 8, 2019, at 10:00 a.m. (Eastern time), and any postponement or adjournment thereof. Much of the information in this Proxy Statement is required under rules of the Securities and Exchange Commission (the “SEC”), and some of it is technical in nature. If there is anything you do not understand, please contact the Company at (312) 655-4702.

This Proxy Statement, the accompanying Notice of Annual Meeting and proxy card and the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 are being mailed to the Company’s stockholders (the “Stockholders”) of record as of September 9, 2019 (the “Record Date”) on or about September 24, 2019.

PURPOSE OF THE MEETING

At the Meeting, you will be asked to vote on the following proposals:

1.	To elect four directors of the Company who will each serve until the 2020 annual meeting of the stockholders and until his or her successor is duly elected and qualified (“Proposal 1”); and

2.	To ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019 (“Proposal 2”).

INFORMATION REGARDING THIS SOLICITATION

It is expected that the solicitation of proxies will be primarily by mail. The Company’s officers, and personnel of Goldman Sachs Asset Management, L.P. (the “Investment Adviser”), the Company’s Investment Adviser and transfer agent and any authorized proxy solicitation agent, may also solicit proxies by telephone, email, facsimile, Internet, or in person. If the Company records votes through the Internet or by telephone, it will use procedures designed to authenticate Stockholders’ identities to allow Stockholders to authorize the voting of their shares in accordance with their instructions and to confirm that their identities have been properly recorded.

The Company will pay the expenses associated with this Proxy Statement and solicitation, in a manner agreed upon by the Board. The Company has engaged Broadridge Financial Solutions, Inc. (“Broadridge”), an

independent proxy solicitation firm, to assist in the distribution of the proxy materials and tabulation of proxies. The Company has engaged Donnelly Financial Solutions, Inc. (“Donnelly”) to assist in the preparation and printing of this Proxy Statement. The costs of Broadridge’s and Donnelly’s services with respect to the Company are estimated to be approximately $35,000, plus reasonable out-of-pocket expenses.

To vote by mail, sign, date, and promptly return the enclosed proxy card in the accompanying postage pre-paid envelope. To vote by Internet or telephone, please use the control number on your proxy card and follow the instructions as described on your proxy card. If you have any questions regarding the proxy materials, please contact the Company at (312) 655-4702. If the enclosed proxy card is properly executed and received prior to the Meeting and has not been revoked, the shares represented thereby will be voted in accordance with the instructions marked on the returned proxy card or, if no instructions are marked, the proxy card will be voted “FOR” each of the Proposals described in this Proxy Statement; and in the discretion of the persons named as proxies in connection with any other matter that may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

Any person giving a proxy may revoke it at any time before it is exercised (1) by notifying the Secretary of the Company in writing at the Company’s principal executive offices, (2) by submitting a properly executed, later-dated proxy or (3) by attending the Meeting and voting in person.

If (i) you are a member of a household in which multiple Stockholders share the same address, (ii) your shares are held in “street name” and (iii) your broker or bank has received consent to household material, then your broker or bank may send to your household only one copy of this Proxy Statement, unless your broker or bank previously received contrary instructions from a Stockholder in your household. If you are part of a household that has received only one copy of this Proxy Statement, the Company will deliver promptly a separate copy of this Proxy Statement to you upon written or oral request. To receive a separate copy of this Proxy Statement, please contact the Company by calling (312) 655-4702 or by mail to the Company’s principal executive offices at Goldman Sachs Middle Market Lending Corp., 200 West Street, New York, New York 10282. If your shares are held with certain banks, trust companies, brokers, dealers, investment advisers and other financial intermediaries (each, an “Authorized Institution”) and you would like to receive a separate copy of future proxy statements, notices of internet availability of proxy materials, prospectuses or annual reports or you are now receiving multiple copies of these documents and would like to receive a single copy in the future, please contact your Authorized Institution.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

ANNUAL MEETING TO BE HELD ON NOVEMBER 8, 2019

This Proxy Statement is available online at www.proxyvote.com (please have the control number found on your proxy card ready when you visit this website).

INFORMATION REGARDING SECURITY OWNERSHIP

Control Persons and Principal Stockholders

The following table sets forth, as of the Record Date, certain ownership information with respect to shares of the Company’s common stock for each of the Company’s current directors (including the nominees), executive officers and directors and executive officers as a group, and each person known to the Company to beneficially own 5% or more of the outstanding shares of the Company’s common stock. Unless otherwise indicated, the Company believes that each beneficial owner set forth in the table has sole voting and investment power over such common stock. The percentage ownership is based on 49,470,257 shares of common stock outstanding as of the Record Date.

Name and Address (1)	Number of Shares Owned (2)	Percentage
5% Owners
—	—	—

Interested Director
Katherine (“Kaysie”) Uniacke	4,770.7	*

Independent Directors
Carlos E. Evans	9,541.4	*
Richard A. Mark	14,312.2	*
Timothy J. Leach	14,312.2	*

Executive Officers
Brendan McGovern	4,770.7	*
Jon Yoder	—	—
Jonathan Lamm	2,385.4	*
Julien Yoo	—	—
David Yu	1,192.7	*
Jordan Walter	—	—
Michael Mastropaolo	—	—
Caroline Kraus	—	—
Carmine Rossetti	—	—
All officers and directors as a group (13 persons)	51,285.3	*

*	Less than 1% of the total of the Company’s common stock outstanding as of the Record Date.
(1)	The address for each of the Company’s directors and executive officers is c/o Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282.
(2)	Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Section 16(a) Beneficial Ownership Reporting Compliance

Pursuant to Section 16(a) of the Exchange Act, a company’s directors and executive officers and any persons holding more than 10% of the company’s common stock are required to report their beneficial ownership and any changes therein to the SEC and the company. Specific due dates for those reports have been established, and a company is required to report in this proxy statement any failure to file such reports by those due dates. Based on our review of filings with the SEC and written representations furnished to us during 2018, the directors, executive officers and 10% beneficial owners filed all such reports within the specified time period.

Dollar Range of Equity Securities Beneficially Owned by Directors

The following table sets out the dollar range of the Company’s equity securities beneficially owned by each of the Company’s directors as of the Record Date. Beneficial ownership is determined in accordance with Rule 16a-1(a)(2) under the Exchange Act.

Name of Director	Dollar Range of Equity Securities in the Company (1)(2)
Interested Director
Katherine (“Kaysie”) Uniacke	$50,001 – $100,000

Independent Directors
Carlos E. Evans	over $100,000
Timothy J. Leach	over $100,000
Richard A. Mark	over $100,000

(1)	Dollar ranges are as follows: none, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or over $100,000.
(2)

The dollar range of equity securities of the Company beneficially owned by directors of the Company, if applicable, is calculated by multiplying the net asset value (“NAV”) per share of the Company as of June 30, 2019, which was $18.77, times the number of Shares beneficially owned.

PROPOSAL 1

ELECTION OF DIRECTORS

Prior to the Company listing its common stock on a national securities exchange (an “Exchange Listing”), the Company’s certificate of incorporation provides that directors will each serve for a one year term. However, immediately prior to an Exchange Listing, the Company’s Board will be divided into three classes, and, at such time, each class of directors will hold office for a three-year term. Since an Exchange Listing has not occurred, at the Meeting you will be asked to elect four directors to serve until the 2020 annual meeting of stockholders and until his or her successor is duly elected and qualified, or until his or her earlier death, resignation, removal or disqualification.

Information concerning the nominees and other relevant factors is provided below. Using the enclosed proxy card or voting by the Internet or by telephone, a Stockholder may vote his or her shares “For” or “Against,” or may abstain from voting with respect to the election of any nominee. If the enclosed proxy card is properly executed and received prior to the Meeting (and has not been revoked) but no instructions are marked, the proxies will vote “FOR” each of the nominees.

Each of Ms. Katherine (“Kaysie”) Uniacke, and Messrs. Carlos E. Evans, Timothy J. Leach, and Richard A. Mark has consented to his or her nomination and has agreed to continue to serve if elected. If, at the time of the Meeting, for any reason, any of Ms. Uniacke, or Messrs. Evans, Leach, or Mark is not available for election or is not able to serve as a director, the persons named as proxies intend to exercise their voting power in favor of such person as is nominated by the Board as a substitute.

THE BOARD, INCLUDING EACH OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY

RECOMMENDS THAT YOU VOTE “FOR” EACH NOMINEE LISTED ABOVE.

Information about the Director Nominees

Set forth below are the names of the nominees for director and their addresses, ages, terms of office, principal occupations for at least the past five years and any other directorships they hold in companies which are subject to the reporting requirements of the Exchange Act or are registered as investment companies under the 1940 Act. Director nominees who (1) are not deemed to be “interested persons,” as defined in the 1940 Act, of the Company, (2) meet the definition of “independent directors” under the corporate governance standards of the New York Stock Exchange (“NYSE”) and (3) meet the independence requirements of Section 10A(m)(3) of the Exchange Act are referred to as “Independent Directors.” Ms. Uniacke is deemed to be an “interested person” of the Company and is referred to as the “Interested Director.”

Each of Ms. Uniacke, and Messrs. Evans, Leach, and Mark has been nominated for election as a director to serve until the 2020 annual meeting of stockholders. None of the nominees are being proposed for election pursuant to any agreement or understanding between such nominee and the Company.

Director Nominees

Name and Age	Term of Office	Principal Occupation(s) During Past 5 Years	Other Directorships
Independent Directors
Carlos E. Evans (68)	Director since June 2016

Mr. Evans is retired. He is Director, Sykes Enterprises, Inc. (2016-Present); Chairman, Highwoods Properties, Inc. (2018-Present); Director, Highwoods Properties, Inc. (2015-2018); Director, National Coatings and Supplies Inc. (2015-Present); Director, Warren Oil Company, LLC (2016-Present); Director, American Welding & Gas Inc. (2015-Present); and Director, Johnson Management (2015-Present). He was formerly Executive Vice President and Group Head of Wells Fargo Eastern Commercial Banking and National Head of Government and Institutional Banking (2009-2014).

Director—the Company

Sykes Enterprises, Inc. (an international provider of outsourced customer contact management services); Highwoods Properties, Inc. (a real estate investment trust); National Coatings and Supplies Inc.; Warren Oil Company, LLC; American Welding & Gas Inc.; and Johnson Management

Richard A. Mark (66)	Director since June 2016

Mr. Mark is retired. He is Director, Mylan N.V. (2019-Present); and Director, Almost Home Kids (2016-Present). He was formerly Partner, Deloitte & Touche LLP (2002-2015) and Chairman and member of the Audit Committee, Katy Industries, Inc. (2015-2016).

Director—the Company

Mylan N.V. (a global generics and specialty pharmaceuticals company); Almost Home Kids (an organization which provides care to children with complicated health needs)

Timothy J. Leach (64)	Director since July 2016

Mr. Leach is retired. He is Chairman and interim Chief Executive Officer, Habitat for Humanity of Sonoma County (2019-Present); Director, Habitat for Humanity of Sonoma County (2017-2019). He was formerly Chief Investment Officer, US Bank Wealth Management (2008-2016) and Treasurer and Director, National Committee to Preserve Social Security & Medicare (2014-2019).

Director (Chairperson)—the Company

Habitat for Humanity of Sonoma County

Name and Age	Term of Office	Principal Occupation(s) During Past 5 Years	Other Directorships
Interested Director*
Katherine (“Kaysie”) Uniacke (58)	Director since June 2016

Chair of the Board—Goldman Sachs Asset Management International (2013–Present); Director—Goldman Sachs Funds, plc (2013–Present); Advisory Director—Goldman Sachs (2013–Present); Global Chief Operating Officer—GSAM (2007–2012); Partner, Goldman Sachs (2002–2012); and Managing Director—Goldman Sachs (1997–2002).

Director—the Company, Goldman Sachs BDC, Inc., a BDC (“GS BDC”), Goldman Sachs Private Middle Market Credit LLC, a BDC (“PMMC”), and Goldman Sachs Private Middle Market Credit II LLC, a BDC (“PMMC II”)

None

*

Ms. Uniacke is considered to be an “Interested Director” because she holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. (“Group Inc.”). Ms. Uniacke holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the Investment Adviser, administrator and/or distributor.

(1)	Each nominee and director may be contacted by writing to the nominee or director, c/o Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282.

The significance or relevance of a nominee’s or director’s particular experience, qualifications, attributes, and/or skills is considered by the Board on an individual basis. Experience, qualifications, attributes, and/or skills common to all nominees and directors include the ability to critically review, evaluate and discuss information provided to them and to interact effectively with the other directors and with representatives of Goldman Sachs Asset Management, L.P. (“GSAM”) and its affiliates, other service providers, legal counsel and the Company’s independent registered public accounting firm, the capacity to address financial and legal issues and exercise reasonable business judgment, and a commitment to the representation of the interests of the Company and the Stockholders. The Board’s Governance and Nominating Committee’s charter contains certain other factors that are considered by the Governance and Nominating Committee in identifying and evaluating potential nominees to serve as Independent Directors. Based on each nominee’s experience, qualifications, attributes and/or skills, considered individually and with respect to the experience, qualifications, attributes and/or skills of the other directors, the Board has concluded that each nominee should continue to serve as a director. Below is a brief discussion of the experience, qualifications, attributes and/or skills of each nominee, as well as of the continuing directors, that led the Board to conclude that such individual should serve as a director.

Director Nominees

Independent Directors:

Carlos E. Evans. Mr. Evans has served on the Board since June 2016. Mr. Evans is retired. Mr. Evans is currently a member of the Board of Directors of Sykes Enterprises, Incorporated, an international provider of outsourced customer contact management services, and is chairman of the Board of Directors of Highwoods Properties, Inc., a real estate investment trust, where he serves as chair of the Compensation/Governance Committee and as a member of the Executive Committee. Prior to his retirement in 2014, Mr. Evans worked for

Wells Fargo Bank, most recently serving as executive vice president and group head of the eastern division of Wells Fargo commercial banking. From 2006 until Wachovia Corporation’s merger with Wells Fargo in 2009, Mr. Evans served as wholesale banking executive and an executive vice president for the Wachovia general banking group. Previously, he held senior management positions with First Union National Bank and with Bank of America and its predecessors, including NationsBank, North Carolina National Bank and Bankers Trust of South Carolina, which he joined in 1973. Mr. Evans is chairman emeritus of the board of the Spoleto Festival USA and was previously chairman of the board of the Medical University of South Carolina Foundation. Mr. Evans also serves on the boards of four private companies, National Coatings and Supplies Inc., Warren Oil Company, LLC, American Welding & Gas Inc. and Johnson Management. Based on the foregoing, Mr. Evans is experienced with financial and investment matters.

Richard A. Mark. Mr. Mark has served on the Board since June 2016. Mr. Mark has been designated as the Board’s “audit committee financial expert” given his extensive accounting and finance experience. Mr. Mark is retired. Prior to his retirement in 2015, Mr. Mark was a partner at Deloitte & Touche LLP, most recently leading the corporate development function of the advisory business of Deloitte. Mr. Mark began his career at Arthur Andersen & Co. and held various positions with Arthur Andersen, including audit partner, before joining Deloitte in 2002. Since June 2019, Mr. Mark has served on the Board of Directors of Mylan N.V., a global generics and specialty pharmaceuticals company. Mr. Mark also served from July 2015 until August 2016 as chairman of the board of directors and as a member of the audit committee of Katy Industries, Inc., a manufacturer, importer and distributor of commercial cleaning and consumer storage products. Mr. Mark is a Director of Almost Home Kids, an affiliate of Lurie Children’s Hospital of Chicago, which provides care to children with complicated health needs. Mr. Mark is a certified public accountant. Based on the foregoing, Mr. Mark is experienced with accounting, financial and investment matters.

Timothy J. Leach. Mr. Leach has served on the Board since July 2016 and on March 2, 2017 was appointed as Lead Independent Director. Mr. Leach was appointed as Chairperson of the Board on December 11, 2017. Mr. Leach is retired. From 2008 until his retirement in July 2016, Mr. Leach served as chief investment officer of US Bank Wealth Management. Prior to joining US Bank, Mr. Leach held senior management positions with U.S. Trust Company and various investment advisers and asset managers, including Wells Fargo Private Investment Advisors, Wells Fargo Alternative Asset Management, ABN Amro Global Asset Management, ABN Amro Asset Management (USA) and Qualivest Capital Management. Mr. Leach currently serves as chairman of the board of directors and as interim chief executive officer of Habitat for Humanity of Sonoma County. Based on the foregoing, Mr. Leach is experienced with financial and investment matters.

Interested Director:

Kaysie Uniacke. Ms. Uniacke has been one of our directors since June 2016. Ms. Uniacke served as Chairperson of the Board from June 2016 until December 11, 2017. Ms. Uniacke is the chair of the board of Goldman Sachs Asset Management International, serves on the boards of the Goldman Sachs Luxembourg and Dublin family of funds, several GSAM-managed pooled vehicles organized in the Cayman Islands, GS BDC, PMMC and PMMC II and is an advisory director to Group Inc. Previously, she was global chief operating officer of GSAM’s portfolio management business until 2012 and served on the Investment Management Division Client and Business Standards Committee. Prior to this, she was president of Goldman Sachs Trust, the GS mutual fund family, and was head of the Fiduciary Management business within Global Manager Strategies, responsible for business development and client service globally. Earlier in her career, Ms. Uniacke managed GSAM’s U.S. and Canadian Distribution groups. In that capacity, she was responsible for overseeing all North American institutional and third-party sales channels, marketing and client service functions, for which client assets exceeded $200 billion. Before that, Ms. Uniacke was head of GSAM’s Global Cash Services business, where she was responsible for overseeing the management of assets exceeding $100 billion. Ms. Uniacke worked at Goldman Sachs from 1983 to 2012 where she was named managing director in 1997 and partner in 2002. Ms. Uniacke serves on the board of Person-to-Person, a non-profit organization that supports the working poor in lower Fairfield County, CT. Based on the foregoing, Ms. Uniacke is experienced with financial and investment matters.

Compensation of Directors

For the year ended December 31, 2018, each Independent Director was compensated with a unitary annual fee of $125,000 for his services as one of our directors and as a member of the Audit Committee and Governance and Nominating Committee. In addition, the Independent Chairperson of the Board earned an additional annual fee of $25,000 and the director designated as the “audit committee financial expert,” as defined in Item 407 of Regulation S-K under the Exchange Act, earned an additional annual fee of $15,000 for their additional services in these capacities.

The Independent Directors are also reimbursed for travel and other expenses incurred in connection with attending Board and committee meetings. We may also pay the incidental costs of a director to attend training or other types of conferences relating to the business development company industry. In addition, the Company purchases directors’ and officer’s liability insurance on behalf of the directors.

It is the responsibility of the Independent Directors to review their own compensation and recommend to all of the directors the appropriate level of compensation. This level of compensation may be adjusted from time to time. In conducting their review, the Independent Directors use such information as they deem relevant, including compensation paid to directors of other BDCs of similar size and the time and effort required of the directors in fulfilling their responsibilities to the Company.

The following table shows information regarding the compensation earned by the Independent Directors for the fiscal year ended December 31, 2018. No compensation is paid by the Company to any Interested Director or executive officer of the Company.

	Total Compensation From the Company for the Year Ended December 31, 2018 (4)	Total Compensation From the Goldman Sachs Fund Complex for the Year Ended December 31, 2018
Interested Director
Kaysie Uniacke (1)	—	—

Independent Directors
Carlos E. Evans	$125,000	$125,000
Richard A. Mark (2)	$140,000	$140,000
Timothy J. Leach (3)	$150,000	$150,000

(1)	Kaysie Uniacke is an interested director and, as such, does not receive compensation from the Company or the Goldman Sachs Fund Complex for her service as director or trustee.
(2)	Includes compensation as “audit committee financial expert.”
(3)	Includes compensation as Chairperson of the Board.
(4)	The Company does not have a profit-sharing plan, and directors do not receive any pension or retirement benefits from the Company.

No compensation will be paid to directors who are “interested persons,” as that term is defined in the Investment Company Act.

Board Composition and Leadership Structure

The Company was formed on June 13, 2016 and effective January 30, 2017, converted from Goldman Sachs Middle Market Lending LLC, a Delaware limited liability company, into Goldman Sachs Middle Market Lending Corp., a Delaware corporation. As a result, any references in this section to meetings of the Company’s Board prior to January 30, 2017 refer to meetings of the Company’s LLC predecessor.

The Company’s business and affairs are managed under the direction of its Board. The Board consists of four members, three of whom are Independent Directors. “Independent Directors” are directors who (1) are not deemed to be “interested persons,” of the Company (as defined in the Investment Company Act), (2) meet the definition of “independent directors” under the corporate governance standards of the NYSE and (3) meet the independence requirements of Section 10A(m)(3) of the Exchange Act. The Board elects our officers, who serve at the discretion of the Board. The responsibilities of the Board include quarterly valuation of our assets, corporate governance activities, oversight of our financing arrangements and oversight of our investment activities.

The Board’s role in the management of the Company is one of oversight. Oversight of the Company’s investment activities extends to oversight of the risk management processes employed by the Investment Adviser as part of its day-to-day management of our investment activities. The Board reviews risk management processes at both regular and special Board meetings throughout the year, consulting with appropriate representatives of the Investment Adviser as necessary and periodically requesting the production of risk management reports or presentations. The goal of the Board’s risk oversight function is to ensure that the risks associated with the Company’s investment activities are accurately identified, thoroughly investigated and responsibly addressed. The Board’s oversight function cannot, however, eliminate all risks or ensure that particular events do not adversely affect the value of the Company’s investments. The Board also has primary responsibility for the valuation of the Company’s assets.

The Board has established an Audit Committee, Governance and Nominating Committee (the “Governance and Nominating Committee”), Compliance Committee (the “Compliance Committee”), and Contract Review Committee (the “Contract Review Committee”). The scope of each committee’s responsibilities is discussed in greater detail below.

Timothy J. Leach, an Independent Director, serves as Chairperson of the Board. The Board believes that it is in the best interests of the Company for Mr. Leach to lead the Board because of his familiarity with the Company’s portfolio companies, his broad corporate background and experience with financial and investment matters and his significant senior management experience, as described above. Mr. Leach generally acts as a liaison between the Company’s management, officers and attorneys between meetings of the Board and presides over all executive sessions of the Independent Directors without management. The Board believes that its leadership structure is appropriate because the structure allocates areas of responsibility among the individual directors and the committees in a manner that enhances effective oversight. The Board also believes that its size creates an efficient corporate governance structure that provides opportunity for direct communication and interaction between management and the Board.

The Board had five formal meetings in 2018. Each director nominee that was a member of the Board during the fiscal year ended December 31, 2018 attended 100% of the aggregate number of meetings of the Board and of the respective committees on which he or she served. To promote effectiveness of the Board, directors are strongly encouraged to attend regularly scheduled Board meetings in person.

None of the director nominees attended the 2018 annual meeting.

Committees of the Board of Directors

Audit Committee

The members of the Audit Committee are Carlos E. Evans, Timothy J. Leach, and Richard A. Mark, each of whom is an Independent Director and meets the current independence and experience requirements of Rule 10A-3 of the Exchange Act and none of whom is an “interested person” of the Company as defined in Section 2(a)(19) of the Investment Company Act. Richard A. Mark serves as Chairperson of the Audit Committee. The Board and the Audit Committee have determined that Richard A. Mark is an “audit committee financial expert,” as defined in Item 407 of Regulation S-K under the Exchange Act. The Audit Committee is responsible for overseeing matters relating to the appointment and activities of the Company’s auditors, audit plans and procedures, various accounting and financial reporting issues and changes in accounting policies, and reviewing the results and scope of the audit and other services provided by the Company’s independent public accountants. The Audit Committee is also responsible for aiding the Board in fair value pricing debt and equity securities that are not publicly traded or for which current market values are not readily available.

The Audit Committee held four formal meetings in 2018.

Governance and Nominating Committee

The Governance and Nominating Committee members are Kaysie Uniacke, Carlos E. Evans, Richard A. Mark and Timothy J. Leach. Timothy J. Leach serves as the Chairperson of the Governance and Nominating Committee. The Governance and Nominating Committee is responsible for identifying, researching and nominating Independent Directors for election by the Company’s stockholders, when necessary, selecting nominees to fill vacancies on the Board or a committee of the Board, developing and recommending to the Board a set of corporate governance principles and overseeing the evaluation of the Board and the Company’s management. The Governance and Nominating Committee will consider nominees recommended by the Company’s stockholders that are properly submitted in accordance with the Company’s bylaws.

The Governance and Nominating Committee held three formal meetings in 2018.

Compliance Committee

The Compliance Committee members are Kaysie Uniacke, Carlos E. Evans, Richard A. Mark and Timothy J. Leach. Timothy J. Leach serves as Chairperson of the Compliance Committee. The Compliance Committee is responsible for overseeing the Company’s compliance processes, and, insofar as they relate to services provided to us, the compliance processes of the Company’s Investment Adviser, principal underwriters (if any), administrator and transfer agent, except that compliance processes relating to the accounting and financial reporting processes and certain related matters are overseen by the Audit Committee. In addition, the Compliance Committee provides assistance to the full Board with respect to compliance matters.

The Compliance Committee held four formal meetings in 2018.

Contract Review Committee

The Contract Review Committee members are Kaysie Uniacke, Carlos E. Evans, Richard A. Mark and Timothy J. Leach. Timothy J. Leach serves as Chairperson of the Contract Review Committee. The Contract Review Committee is responsible for overseeing the processes of the Board for reviewing and monitoring performance under the Company’s investment management, placement agent (if any), underwriting (if any), transfer agent and certain other agreements with the Company’s Investment Adviser and its affiliates. The Contract Review Committee provides appropriate assistance to the Board in connection with the Board’s approval, oversight and review of the Company’s other service providers, including the Company’s custodian/accounting agent, sub-transfer agents, placement agent, professional (legal and accounting) firms and printing firms.

The Contract Review Committee had one formal meeting in 2018.

Information about Executive Officers who are not Directors

Set forth below is certain information about the Company’s executive officers who are not directors:

Name	Age	Position	Officer Since
Brendan McGovern	48	Chief Executive Officer and President	2016
Jon Yoder	45	Chief Operating Officer	2016
Jonathan Lamm	45	Chief Financial Officer and Treasurer	2016
Julien Yoo	48	Chief Compliance Officer	2019
David Yu	38	Executive Vice President and Head of Research	2016
Jordan Walter	38	Executive Vice President	2018
Michael Mastropaolo	40	Executive Vice President	2019
Carmine Rossetti	40	Principal Accounting Officer	2017

The address for each executive officer is c/o Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282. Each officer holds office at the pleasure of the Board until the next election of officers or until his or her successor is duly elected and qualifies.

Brendan McGovern. Mr. McGovern has served as chief executive officer and president of the Company since June 2016. Mr. McGovern heads GSAM’s Private Credit Group, is chief executive officer and president of GS BDC, PMMC and PMMC II and also serves as co-head and senior portfolio manager of the GSAM Credit Alternatives portfolio management team. He is also the Chair and a voting member of the Private Credit Group’s Investment Committee, which is responsible for evaluating and approving all of the Company’s investments. Mr. McGovern joined the firm in 2006. Prior to joining the firm, Mr. McGovern served as a managing director in the Global Investment Group at Amaranth Advisors, where he co-headed the fund’s private placement efforts for both debt and equity linked products in the United States. He is also on the board of directors for the Oxalosis and Hyperoxaluria Foundation.

Jon Yoder. Mr. Yoder has served as chief operating officer of the Company since June 2016. Mr. Yoder is the chief operating officer of GS BDC, PMMC and PMMC II and a member of GSAM’s Private Credit Group with a focus on sourcing, structuring and executing privately negotiated debt financings. He is also a voting member of the Private Credit Group’s Investment Committee, which is responsible for evaluating and approving all of the Company’s investments. Mr. Yoder joined the firm in 2005. Prior to joining the firm, he was a member of the mergers and acquisitions and private equity groups at Paul, Weiss, Rifkind, Wharton & Garrison, LLP.

Jonathan Lamm. Mr. Lamm has served as chief financial officer and treasurer of the Company since June 2016. Mr. Lamm is also the chief financial officer and treasurer of GS BDC, PMMC and PMMC II and chief operating officer of the GSAM Credit Alternatives portfolio management team, responsible for the operations of the business, including business financials, infrastructure support, and IT project management, as well as the continuous improvement of the control environment. Mr. Lamm is secretary and a non-voting member of the Private Credit Group’s Investment Committee, which is responsible for evaluating and approving all of the Company’s investments. He joined the firm in 2002. Prior to joining the firm, Mr. Lamm worked in the securities audit practice at Deloitte & Touche, LLP.

Julien Yoo. Ms. Yoo is the chief compliance officer of the Company and has served in such capacity since June 2019. Ms. Yoo is also the chief compliance officer of GS BDC, PMMC, PMMC II, Goldman Sachs Trust, Goldman Sachs Variable Insurance Trust, Goldman Sachs Trust II, Goldman Sachs MLP Income Opportunities Fund, Goldman Sachs MLP and Energy Renaissance Fund, and Goldman Sachs ETF Trust. Ms. Yoo joined Goldman Sachs in 2013. Prior to joining Goldman Sachs, Ms. Yoo was a Vice President in the legal department of Morgan Stanley Investment Management. Prior to joining Morgan Stanley, she was an associate at Shearman & Sterling, LLP and at Swidler Berlin Shereff Friedman, LLP.

David Yu. Mr. Yu has served as an executive vice president and Head of Research of the Company since June 2016. Mr. Yu is executive vice president of GS BDC, PMMC and PMMC II and a member of the GSAM Private Credit Group with a focus on sourcing, structuring and executing privately negotiated debt financings and serves as its Head of Research. Mr. Yu is a voting member of the Private Credit Group’s Investment Committee, which is responsible for evaluating and approving all of the Company’s investments. Mr. Yu joined the firm in 2006. Prior to joining the firm, Mr. Yu was an associate in the Global Investments Group at Amaranth Advisors, where he similarly worked with public and private issuers to structure and execute debt and equity financings. Prior to joining Amaranth, he worked in the Leveraged Finance and Sponsor Coverage Group at CIBC World Markets.

Jordan Walter. Mr. Walter has served as an executive vice president of the Company since March 2018. Mr. Walter is executive vice president of GS BDC, PMMC and PMMC II and a member of the GSAM Private Credit Group with a focus on sourcing, structuring and executing privately negotiated debt financings. He is also a voting member of the Private Credit Group’s Investment Committee, which is responsible for evaluating and approving all of the Company’s investments. Mr. Walter joined the firm in 2014. Prior to joining the firm, Mr. Walter was a vice president at MCG Capital where he originated and managed middle market debt and equity investments. Prior to joining MCG Capital, Mr. Walter was in the Financial Management Program at General Electric

Michael Mastropaolo. Mr. Mastropaolo has served as an executive vice president of the Company since January 2019. Mr. Mastropaolo is also an executive vice president of GS BDC and PMMC and a member of the GSAM Credit Alternatives Team with a focus on sourcing, structuring and executing privately negotiated debt financings. He is also a voting member of the Private Credit Group’s Investment Committee, which is responsible for evaluating and approving all of the Company’s investments. Mr. Mastropaolo joined the firm in 2016. Prior to joining the firm, Mr. Mastropaolo was a Director at Golub Capital where he originated and managed middle market debt and equity investments. Mr. Mastropaolo began his career investing in middle market credit at General Electric in the Investment Analyst training program at GE Capital.

Carmine Rossetti. Mr. Rossetti has served as principal accounting officer of the Company since May 2017. Mr. Rossetti is also the principal accounting officer of GS BDC, PMMC and PMMC II and head of the GSAM Hedge Fund and BDC Controllers teams. Mr. Rossetti is responsible for fund accounting and financial reporting oversight as well as the continuous improvement of the control environment. Mr. Rossetti joined Goldman Sachs & Co. LLC in 2004. Prior to joining Goldman Sachs & Co. LLC, he worked in the audit practice at Ernst & Young LLP.

Certain Relationships and Related Party Transactions

Investment Management and Advisory Agreement

The Company is party to an investment management agreement (the “Investment Management Agreement”), pursuant to which the Company pays GSAM, a wholly owned subsidiary of Group Inc., a quarterly fee for investment management services equal to 0.375% (i.e., an annual rate of 1.50%) of our average NAV (including uninvested cash and cash equivalents), and a two-part incentive fee based on (a) the amount by which our ordinary income exceeds certain “hurdle rates,” and (b) our capital gains. Certain of the Company’s officers are also officers and employees of GSAM.

For the year ended December 31, 2018, the Company paid GSAM a total of $7.80 million in fees (excluding fees that are accrued but not paid) pursuant to the Investment Management Agreement, which consisted of $7.80 million in management fees and $0.00 in incentive fees.

License Agreement

The Company is party to a license agreement with an affiliate of Goldman Sachs pursuant to which the Company has been granted a non-exclusive, royalty-free license to use the “Goldman Sachs” name. Under this agreement, the Company shall not have a right to use the Goldman Sachs name if GSAM or another affiliate of Goldman Sachs is not the Company’s Investment Adviser or if the Company’s continued use of such license results in a violation of applicable law, results in a regulatory burden or has adverse regulatory consequences. Other than with respect to this limited license, the Company has no legal right to the “Goldman Sachs” name.

Co-Investment Opportunities

The Company has in the past co-invested, and in the future may co-invest, on a concurrent basis with other funds managed by GSAM and its affiliates, but not if such co-investment is impermissible under existing regulatory guidance, applicable regulations or GSAM’s allocation procedures. Certain types of negotiated co-investments may be made only if the Company receives an order from the SEC permitting the Company to do so. On January 4, 2017, the SEC granted the Company, PMMC and GS BDC, as well as certain other funds managed by GSAM in the future, the exemptive relief to make negotiated co-investments, subject to certain terms and conditions in the exemptive relief.

Transfer Agent Agreement

The Company has entered into a transfer agency agreement (the “Transfer Agency Agreement”), with Goldman Sachs & Co. LLC, an affiliate of GSAM, pursuant to which Goldman Sachs & Co. LLC, serves as the Company’s transfer agent (“Transfer Agent”), registrar and disbursing agent. The Company pays the Transfer Agent fees at an annual rate of 0.12% of the average NAV of the Company at the end of the then-current quarter and the prior calendar quarter (and, in the case of the Company’s first quarter, the Company’s NAV as of such quarter-end).

For the year ended December 31, 2018, the Company paid Goldman Sachs & Co. LLC a total of $0.62 million in fees pursuant to the Transfer Agent Agreement.

Placement Agent Agreements

The Company has entered into an agreement with each of Goldman Sachs & Co. LLC and Goldman Sachs International (each, a “Placement Agent” and together with various sub-placement agents, the “Placement Agents”) pursuant to which the Placement Agents will assist the Company in conducting private placement offerings. The Placement Agents have entered into or will enter into sub-placement agreements (together with the agreements with Goldman Sachs & Co. LLC and Goldman Sachs International, the “Placement Agent Agreements”) with various sub-placement agents to assist in conducting the private placement offering. The Placement Agents are not expected to be compensated by the Company for their services, but may charge investors a placement fee with respect to their investment in the Company. The Placement Agents may also be compensated by the Investment Adviser, in its discretion, for certain services including promotional and marketing support, shareholder servicing, operational and recordkeeping, sub-accounting, networking or administrative services. These payments are made out of the Investment Adviser’s own resources and/or assets, including from the revenues or profits derived from the advisory fees the Investment Adviser receives from the Company.

Related Party Transaction Review Policy

The Audit Committee conducts quarterly reviews of any potential related party transactions brought to its attention and, during these reviews, it also considers any conflicts of interest brought to its attention pursuant to the Company’s Code of Ethics. Each of the Company’s directors and executive officers is instructed and periodically reminded to inform GSAM Compliance of any potential related party transactions. In addition, each such director and executive officer completes a questionnaire on an annual basis designed to elicit information about any potential related party transactions.

Proxy Voting by the Investment Adviser

Our Investment Adviser has implemented processes designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including us, and to help ensure that such decisions are made in accordance with its fiduciary obligations to its clients. Notwithstanding such proxy voting processes, proxy voting decisions made by our Investment Adviser with respect to securities held by us may benefit the interests of Goldman Sachs and Accounts other than us.

PROPOSAL 2

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

At a meeting of the Board held on August 7-8, 2019, the Audit Committee selected and recommended, and the Board, including a majority of the Independent Directors, approved, the selection of PricewaterhouseCoopers LLP to act as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2019. This selection is presented for ratification by the Stockholders. If the Stockholders fail to ratify the selection of PricewaterhouseCoopers LLP to serve as the independent registered public accounting firm for the year ending December 31, 2019, the Audit Committee and the Board will reconsider the continued retention of PricewaterhouseCoopers LLP.

Representatives of PricewaterhouseCoopers LLP are expected to be present at the Meeting and will be available to respond to appropriate questions from Stockholders if necessary. Representatives of PricewaterhouseCoopers LLP will be given the opportunity to make statements at the Meeting, if they so desire.

Audit Fees

The aggregate audit fees billed by PricewaterhouseCoopers LLP for the year ended December 31, 2018 and for the period from January 11, 2017 (commencement of operations) to December 31, 2017 were $300,000 and $250,000, respectively.

Fees included in the audit fees category are those associated with the annual audits of financial statements, review of the financial statements included in the Company’s Quarterly Reports on Form 10-Q and services that are normally provided in connection with statutory and regulatory filings.

Audit-Related Fees

No audit-related fees were billed by PricewaterhouseCoopers LLP for the year ended December 31, 2018 and for the period from January 11, 2017 (commencement of operations) to December 31, 2017.

Audit-related fees are for any services rendered to the Company that are reasonably related to the performance of the audits or reviews of the Company’s consolidated financial statements (but not reported as audit fees above). These services include attestation services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

The aggregate audit-related fees billed by PricewaterhouseCoopers LLP to GSAM, and any entity controlling, controlled by, or under common control with, GSAM, that provides ongoing services to the Company, for engagements directly related to the Company’s operations and financial reporting, for the years ended December 31, 2018 and December 31, 2017 were $1,133,433 and $1,133,433, respectively. These amounts represent fees PricewaterhouseCoopers LLP billed to GSAM for services related to SSAE 18 reports.

Tax Fees

The aggregate fees billed by PricewaterhouseCoopers LLP for services rendered to the Company for tax compliance, tax advice and tax planning for the year ended December 31, 2018 and for the period from January 11, 2017 (commencement of operations) to December 31, 2017 were $58,000 and $10,000, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent registered public accountant’s tax division except those services related to the audits. This category comprises fees for tax compliance services provided in connection with the preparation and review of the Company’s tax returns.

No tax fees were billed by the Company’s independent registered public accountant to GSAM, and any entity controlling, controlled by, or under common control with, GSAM, that provides ongoing services to the Company, for engagements directly related to the Company’s operations and financial reporting, for the years ended December 31, 2018 December 31, 2017.

All Other Fees

No fees were billed by PricewaterhouseCoopers LLP for products and services provided to the Company, other than the services reported in “Audit Fees,” and “Tax Fees” above, for the year ended December 31, 2018 and for the period from January 11, 2017 (commencement of operations) to December 31, 2017.

Other than services reported under “Audit-Related Fees,” no other fees were billed by the Company’s independent registered public accountant to GSAM, and any entity controlling, controlled by, or under common control with, GSAM, that provides ongoing services to the Company, for engagements directly related to the Company’s operations and financial reporting, for the for the year ended December 31, 2018 and for the period from January 11, 2017 (commencement of operations) to December 31, 2017.

Aggregate Non-Audit Fees

No non-audit fees were billed to the Company’s investment adviser and service affiliates by PricewaterhouseCoopers LLP for non-audit services for the year ended December 31, 2018 and for the period from January 11, 2017 (commencement of operations) to December 31, 2017. This includes any non-audit services required to be pre-approved or non-audit services that did not require pre-approval since they did not directly relate to the Company’s operations or financial reporting.

Pre-Approval of Audit and Non-Audit Services Provided to the Company

The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for the Company may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the audit committee financial expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the SEC’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by the Company at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of  Non-Audit Services Provided to GSAM. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to the Company, the Audit Committee will pre-approve those non-audit services provided to the Company’s investment adviser (and entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the Company) where the engagement relates directly to the operations or financial reporting of the Company.

The Audit Committee has considered these fees and the nature of the services rendered, and has concluded that they are compatible with maintaining the independence of PricewaterhouseCoopers LLP. The Audit Committee did not approve any of the audit-related, tax, or other non-audit fees described above pursuant to the “de minimis exceptions” set forth in Rule 2-01(c)(7)(i)(C) and Rule 2-01(c)(7)(ii) of Regulation S-X. PricewaterhouseCoopers LLP did not provide any audit-related services, tax services or other non-audit services to GSAM or any entity controlling, controlled by or under common control with GSAM that provides ongoing services to the Company that the Audit Committee was required to approve pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee considered whether the provision of non-audit services rendered to GSAM and any entity controlling, controlled by, or under common control with GSAM that provides ongoing services to the Company that were not pre-approved by the Audit Committee because the engagement did not relate directly to the operations and financial reporting of the Company is compatible with maintaining PricewaterhouseCoopers LLP’s independence.

THE BOARD, INCLUDING EACH OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM TO THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2019.

Audit Committee Report (1)

The following is the report of the Audit Committee of Goldman Sachs Middle Market Lending Corp. (the “Company”) with respect to the Company’s audited financial statements as of December 31, 2018 (the “Audited Financial Statements”).

The Audit Committee has: (a) reviewed and discussed the Audited Financial Statements with the management of the Company; (b) discussed with the independent auditor the matters required to be discussed by the Public Company Accounting Oversight Board (“PCAOB”) Standard No. 1301, as modified or supplemented; and (c) received the written disclosures and the letter from the independent auditor required by applicable requirements of the PCAOB Ethics and Independence Rule 3526 regarding the independent auditor’s communications with the Audit Committee concerning independence, and has discussed with the independent auditor the auditor’s independence.

The members of the Audit Committee are not, and do not represent themselves to be, professionally engaged in the practice of auditing or accounting and are not employed by the Company for accounting, financial management or internal control purposes. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the Company’s independent auditor. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and/or financial reporting principles and policies, or internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not provide assurance that the audit of the Company’s financial statements has been carried out in accordance with the standards of the PCAOB or that the financial statements are presented in accordance with generally accepted accounting principles.

Based on its consideration of the Audited Financial Statements and the discussions referred to above with management and the Company’s independent auditor, and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the charter and those discussed above, the Audit Committee recommended to the Board of Directors that the Audited Financial Statements be accepted by the Board of Directors and included in the Company’s Annual Report on Form 10-K for the last fiscal year for filing with the SEC.

August 7, 2019

The Audit Committee

Richard A. Mark, Chairperson

Carlos E. Evans

Timothy J. Leach

(1)

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

OTHER BUSINESS

The management of the Company does not know of any other matters to be brought before the Meeting. If such matters are properly brought before the Meeting, proxies that do not contain specific instructions to the contrary will be voted in accordance with the judgment of Caroline Kraus and Joseph McClain, who are the persons named as proxies.

VOTE REQUIRED FOR THE ELECTION OF DIRECTORS AND APPROVAL OF

OTHER MATTERS AT THE MEETING

A quorum for the transaction of business at the Meeting is established by the presence, in person or by proxy, of holders representing a majority of the votes entitled to be cast at the Meeting. Stockholders of record at the close of business on the Record Date are entitled to receive notice of, and to vote at, the Meeting and at any postponements or adjournments thereof. There were 49,470,257 shares of the Company’s common stock outstanding on the Record Date. Each share of common stock is entitled to one vote. Cumulative voting is not permitted.

Election of Directors

The election of each nominee requires a majority of the votes cast by all Stockholders present, in person or by proxy, at the Meeting, provided that if, as of the tenth (10th) day preceding the date the Company first mails the notice of such meeting to the Stockholders, the number of nominees for the directorships (or, if applicable, the directorships of a particular class of directors) exceeds the number of such directors to be elected, such directors shall be elected by the vote of a plurality of the votes cast. Under the Company’s bylaws, a majority of votes cast means that the number of votes cast “for” a director’s election exceeds the number of votes cast “against” that director’s election (with “abstentions” and “broker non-votes” not counted as a vote cast either “for” or “against” that director’s election).

Ratification of Auditor

Approval of Proposal 2, the ratification of the selection of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm, requires a majority of the votes cast by all Stockholders present, in person or by proxy, at the Meeting.

Broker Non-Votes

Broker “non-votes” are shares held in an account with an Authorized Institution for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote, and the broker does not have discretionary voting authority with respect to a non-routine proposal. As broker non-votes are entitled to vote on Proposal 2, broker non-votes will be counted as shares present for purposes of determining whether a quorum is present.

Proposal 1 is a non-routine matter. As a result, if you hold shares in “street name” through a broker, bank or other nominee, your broker, bank or nominee will not be permitted to exercise voting discretion with respect to Proposal 1, the election of four directors. Therefore, if you do not vote and you do not give your broker or other nominee specific instructions on how to vote for you, then your shares will have no effect on Proposal 1.

Proposal 2, the ratification of the selection of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm, is a routine matter. As a result, if you beneficially own your shares and you do not provide your broker or nominee with voting instructions, then your broker, bank or nominee will be able to vote your shares for you on Proposal 2.

Abstentions

Abstentions will be counted as shares present for purposes of determining whether a quorum is present, but will not be voted for or against the Proposal for which the proxy card has been marked “Abstain”. Accordingly, abstentions will have no effect on either Proposal.

Adjournment

If less than a quorum is present at the Meeting or if an insufficient number of votes is present for the approval of the Proposals, the chairman of the Meeting shall have the power to adjourn the Meeting from time to time without notice other than announcement at the Meeting.

A vote may be taken on either Proposal prior to any such adjournment if there are sufficient votes for approval of such Proposal.

COMMUNICATIONS WITH THE BOARD

All interested parties, including Stockholders, may send communications to the Board, the Independent Directors, the Chairperson or any other individual director, by addressing such communication to the Board, the Independent Directors, the Chairperson or to the individual director, c/o Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282.

ANNUAL AND QUARTERLY REPORTS

Copies of the Company’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K are available, without charge, or upon request by writing to the Company or by calling the Company at (312) 655-4702. Please direct your written request to Caroline L. Kraus, Secretary, at the Company, c/o Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282. Copies of such reports are also posted and are available without charge on the SEC’s website at www.sec.gov.

CORPORATE GOVERNANCE

Code of Ethics

We have adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act and we have also approved the Company’s Investment Adviser’s Code of Ethics that it adopted in accordance with Rule 17j-1 and Rule 204A-1 under the Investment Advisers Act of 1940, as amended. These Codes of Ethics establish, among other things, procedures for personal investments and restrict certain personal securities transactions, including transactions in securities that are held by the Company. Personnel subject to each code may invest in securities for their personal investment accounts, so long as such investments are made in accordance with the code’s requirements.

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics which applies to, among others, the Company’s Chief Executive Officer and Chief Financial Officer. The Company intends to disclose any material amendment to or waivers of required provisions of the Code of Business Conduct and Ethics on a current report on Form 8-K.

Corporate Governance Guidelines and Director Charter

We have adopted Corporate Governance Guidelines and a Director Charter which applies to, among other things, the authority and duties of the directors, the composition of the Board and the election and role of the Chairperson of the Board.

ADDITIONAL INFORMATION

The principal address of the Company’s Investment Adviser is Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282.

The principal address of the Company’s administrator is State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111.

STOCKHOLDER PROPOSALS

The Company expects that the 2020 Annual Meeting of Stockholders will be held in November 2020, but the exact date, time and location of such meeting have yet to be determined. A Stockholder who intends to present a proposal at that annual meeting, including nomination of a director, must submit the proposal in writing to the Secretary of the Company, Caroline L. Kraus, c/o Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282. Notices of intention to present proposals, including nomination of a director, at the 2020 annual meeting must be received by the Company no earlier than July 11, 2020 and no later than 5:00 p.m., Eastern Time, on August 10, 2020. In order for a proposal to be considered for inclusion in the Company’s proxy statement for the 2020 Annual Meeting, the Company must receive the proposal no later than May 14, 2020. The submission of a proposal does not guarantee its inclusion in the Company’s proxy statement or presentation at the meeting unless certain securities law requirements are met. The Company reserves the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

Stockholders who do not expect to be present at the Meeting and who wish to have their shares voted are requested to vote by mail, Internet or telephone. If you choose to vote by mail, please sign and date the enclosed proxy card and return it in the enclosed envelope. No postage is required if mailed in the United States. If you choose to vote by Internet or telephone, please use the control number on the proxy card and follow the instructions on the proxy card. If you have any questions regarding the proxy materials please contact the Company at (312) 655-4702.

MMLC2019PROXYSTMT

GOLDMAN SACHS MIDDLE MARKET LENDING CORP.

71 S WACKER DR

SUITE 500

CHICAGO, IL 60606

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
	E83857-P28468	KEEP THIS PORTION FOR YOUR RECORDS
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DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

GOLDMAN SACHS MIDDLE MARKET LENDING CORP.

The Board of Directors recommends you vote FOR

the following:

1.	To elect four directors of the Company, who will each serve until the 2020 annual meeting of the stockholders and until his or her successor is duly elected and qualified.

Nominees:	For	Against	Abstain

1a. Carlos E. Evans	☐	☐	☐

1b. Richard A. Mark	☐	☐	☐

1c. Timothy J. Leach	☐	☐	☐

1d. Katherine Uniacke	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposal:		For	Against	Abstain

2.	To ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.	☐	☐	☐

	Yes	No

Please indicate if you plan to attend this meeting.	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

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E83858-P28468

GOLDMAN SACHS MIDDLE MARKET LENDING CORP.

Annual Meeting of Stockholders

November 8, 2019 10:00 a.m. (Eastern Time)

This proxy is solicited by the Board of Directors

The Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors (the “Board”) of Goldman Sachs Middle Market Lending Corp. (the “Company,” “we,” “our” and “us”) for use at the 2019 Annual Meeting of Stockholders (the “Meeting”), to be held at at the offices of Goldman Sachs Asset Management, L.P., located at 30 Hudson Street, Jersey City, New Jersey 07302, on Friday, November 8, 2019, at 10:00 a.m. (Eastern time), and any postponement or adjournment thereof. Much of the information in the Proxy Statement is required under rules of the Securities and Exchange Commission, and some of it is technical in nature.

The undersigned stockholder(s) hereby appoint(s) Caroline Kraus, Secretary of the Company, and Joseph McClain, Assistant Secretary of the Company, or either of them, as proxies of the undersigned, each with power to appoint her or his substitute, and hereby authorize(s) them to represent and to vote at the Meeting and any postponement and adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. The proxies are also authorized, in their discretion, to vote upon such other matters as may come before the Meeting or any postponements or adjournments thereof.

Continued and to be signed on reverse side